EXHIBIT 24

                                   Power of Attorney


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                                   POWER OF ATTORNEY

      We, the undersigned Directors and Officers of The Black & Decker Corporation (the "Corporation"), hereby constitute and appoint
Nolan D. Archibald, Thomas M. Schoewe and Charles E. Fenton, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, a Registration Statement on Form S-8, and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, up to 150,000 shares of the Corporation's Common Stock (and the related
Preferred Stock Purchase Rights) for issuance pursuant to The
Black & Decker Corporation 1995 Stock Option Plan for Non-Employee Directors.

Signature                           Title                               Date


/s/ NOLAN D. ARCHIBALD      Director, President and Chief       April 25, 1995
    Nolan D. Archibald      Executive Officer (Principal
                            Executive Officer)


/s/ BARBARA L. BOWLES       Director                            April 25, 1995
    Barbara L. Bowles


/s/ MALCOLM CANDLISH        Director                            April 25, 1995
    Malcolm Candlish


/s/ ALONZO G. DECKER, JR.   Director                            April 25, 1995
    Alonzo G. Decker, Jr.


/s/ ANTHONY LUISO           Director                            April 25, 1995
    Anthony Luiso


/s/ J. DEAN MUNCASTER       Director                            April 25, 1995
    J. Dean Muncaster


/s/ MARK H. WILLES          Director                            April 25, 1995
    Mark H. Willes


/s/ M. CABELL WOODWARD, JR. Director                            April 25, 1995
    M. Cabell Woodward, Jr.


/s/ THOMAS M. SCHOEWE       Vice President and                  April 25, 1995
    Thomas M. Schoewe       Chief Financial Officer


/s/ STEPHEN F. REEVES       Corporate Controller                April 25, 1995
    Stephen F. Reeves